Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER, SECTION 906

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael Occi, the Chief Executive Officer (Principal Executive Officer) of MORGAN STANLEY DIRECT LENDING FUND (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•the Form 10-K of the Company for the year ended December 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-K”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

•the information contained in the Form 10-K for the year ended December 31, 2025 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 26, 2026
/s/ Michael Occi
Michael Occi Chief Executive Officer (Principal Executive Officer)